Supplement dated March 17, 2025

to the Prospectus dated May 1, 2015, as supplemented, for:

MassMutual RetireEase SelectSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

NOTICE OF FUND SUBSTITUTION

The purpose of this supplement is to announce a fund change. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined here. “We,” “Us,” or “Our” refer to Massachusetts Mutual Life Insurance Company. “You” or “Your” refer to the Owner of the Contract.

At the close of the New York Stock Exchange (“NYSE”) on or about April 25, 2025 (the “Substitution Date”), in accordance with applicable law, shares of the following Existing Fund will be replaced with shares of the following Replacement Fund (the “Substitution”), set forth in the table below:

Existing Fund (Share Class)	Replacement Fund (Share Class)
Invesco V.I. Global Fund (Series I)	MML Global Fund (Class I)

Transfer of Value from the Existing Fund

On the Substitution Date, all value in the Sub-Account investing in the Existing Fund will automatically be reallocated to the Sub-Account investing in the corresponding Replacement Fund. Such reallocation will not count toward transfer limits imposed by Our frequent trading and market timing policies. After the Substitution Date, You may not make any allocations to the Sub-Account investing in the Existing Fund, and such Sub-Account will no longer be available for investment under the Contract.

The Substitution will occur at the relative net asset values of the Existing Fund’s and Replacement Fund’s shares. Your value immediately prior to the Substitution will equal Your value immediately after the Substitution. There will not be any tax consequences for You as a result of the Substitution. The Substitution will be performed at no cost to You. The fees and charges under Your Contract will not increase as a result of the Substitution. The overall fees and expenses of the Replacement Fund are equal to or less than those of the corresponding Existing Fund. Your rights and Our obligations will not be altered in any way.

If Your value is automatically transferred on the Substitution Date, You will receive a confirmation showing the transfer of Your value from the Sub-Account that invests in the Existing Fund to the Sub-Account that invests in the corresponding Replacement Fund.

Impact on Transaction Requests

The Sub-Account that invests in the Existing Fund will continue to be available for allocation elections, transfers, and withdrawals until the close of the NYSE on the Substitution Date. Any allocation election, transfer, or withdrawal request involving the Sub-Account that invests in the Existing Fund on or after the Substitution Date will default to the Sub-Account that invests in the corresponding Replacement Fund.

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Impact on Automatic Programs

On the Substitution Date, each Replacement Fund will automatically replace the corresponding Existing Fund in all of the following automatic programs for which You selected the Existing Fund as an investment option:

•	Automatic Rebalancing Program*

•	Asset Allocation Program*

You may change Your automatic program elections by submitting a request in Good Order to Our Service Center.

* If You currently transfer value from the Sub-Account that invests in the Existing Fund to the Sub-Account that invests in the corresponding Replacement Fund (or vice versa) as part of Your Automatic Rebalancing Program or Asset Allocation Program, Your program may terminate effective as of the Substitution Date unless You change the investment choices used in that program prior to that date.

Transfer Rights

On the Substitution Date, any value remaining in the Sub-Account that invests in the Existing Fund will be automatically reallocated to the Sub-Account that invests in the corresponding Replacement Fund.

From the date of this Supplement until the Substitution Date, You may transfer Your value allocated to the Sub-Account that invests in the Existing Fund to any other Sub-Account available under Your Contract free of charge. Please note, however, that the investment restrictions applicable to any benefit under the Contract continue to apply during this time period.

For 30 calendar days following the Substitution Date, You may transfer Your value allocated to the Sub-Account that invests in the Replacement Fund to any other Sub-Account available under Your Contract free of charge. Please note, however, that the investment restrictions applicable to any benefit under the Contract continue to apply during this time period.

Such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under Your Contract or transfer limits imposed by Our frequent trading and market timing policies. We will not charge a transfer fee for such transfers.

From the date of this Supplement to the Substitution Date, and for 30 calendar days after the Substitution Date, We will not exercise any rights reserved under the Contract to impose additional restrictions on transfers between Sub-Accounts.

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Appendix C

The following Appendix C replaces the existing Appendix C in your Prospectus:

Appendix C

Custom Allocation Choice

If you participate in Custom Allocation Choice you must allocate your purchase payments within the minimum and maximum range listed for the sub-accounts below.

No allocation greater than 25% is allowed in any one sub-account.

Range	Sub-accounts
0% to 60% (total)	Invesco V.I. Global Strategic Income MML Inflation-Protected & Income MML Managed Bond MML U.S Government Money Market
15% to 25% (total)	MML Blend MML Equity MML Equity Income MML Income & Growth MML Managed Volatility
15% to 25% (total)	Fidelity® VIP Contrafund® Invesco V.I. Capital Appreciation Invesco V.I. Main Street MML Blue Chip Growth MML Equity Index MML Large Cap Growth MML Sustainable Equity
5% to 10% (total)	MML Mid Cap Value MML Small/Mid Cap Value
0% to 10% (total)	Invesco V.I. Discovery Mid Cap Growth MML Mid Cap Growth MML Small Cap Equity MML Small Cap Growth Equity
5% to 20% (total)	Invesco Oppenheimer V.I. International Growth MML Foreign MML Global
0% to 5% (total)	Invesco V.I. Health Care Invesco V.I. Technology PIMCO CommodityRealReturn® Strategy
0% to 5% (total)	Invesco V.I. Diversified Dividend VY® CBRE Global Real Estate

If You have questions about this Supplement or wish to make any changes to Your Contract, please contact Your registered representative, visit Us online at www.MassMutual.com/contact-us, or call Our Service Center at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available by going to www.MassMutual.com/variable-products, selecting the name of Your variable product, and then selecting the applicable fund. You can also request paper copies of fund prospectuses by calling Our Service Center at the number listed above or by emailing fundinfo@massmutual.com.

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